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                                                                   EXHIBIT 10.28

[JUPITER LETTERHEAD APPEARS HERE]



                            CONSENT TO USE OF NAME
                                      IN
                            REGISTRATION STATEMENT

     This Consent to Use of Name in Registration Statement is executed as of May 24, 1999, by a duly authorized representative of Jupiter Communications (the "Company").

     The Company hereby consents to the use of its name in the Registration Statement on Form S-1 (the "Registration Statement") proposed to be filed with the Securities and Exchange Commission (the "SEC") by Salon Internet, Inc. ("Salon") in connection with its anticipated initial public offering. The Company understands that Salon intends to use the Company name and reference certain market surveys and projection reports produced by the Company in the Registration Statement. The Company understands that the Registration Statement will be a public document when filed with the SEC.


                                       JUPITER COMMUNICATIONS

                                       By:  /s/ Marla Kammer
                                          -------------------------------------

                                       Name:    Marla Kammer
                                            -----------------------------------

                                       Title:  Director of Production
                                             ----------------------------------